ARIEL INVESTMENT TRUST

SUPPLEMENT DATED NOVEMBER 10, 2009
TO THE PROSPECTUS DATED FEBRUARY 1, 2009

Timothy Fidler, the co-portfolio manager of Ariel Focus Fund since its inception, has joined John W. Rogers, Jr. and Matthew F. Sauer as a portfolio manager on Ariel Appreciation Fund ("Fund"). John W. Rogers, Jr. remains the lead portfolio manager and final decision-maker of the Fund. Timothy Fidler's profile is on page 13 of the Prospectus.